Exhibit 31(a)

CERTIFICATION PURSUANT TO §302 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Johns, certify that:

1.               I have reviewed Amendment No. 1 to the Annual Report on Form 10-K of Protective Life Insurance Company for the year ending December 31, 2009;

2.               Based on my knowledge, Amendment No. 1 to the Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 13, 2010

/s/ John D. Johns
John D. Johns
Chairman of the Board, President and
Chief Executive Officer